SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2000

_____________________

Energy East Corporation
(Exact name of registrant as specified in its charter)

New York	1-14766	14-1798693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 12904 Albany, NY 12212-2904	(518) 434-3049
(Address of principal executive offices)	(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets.

     On September 1, 2000, pursuant to the Agreement and Plan of Merger dated as of June 14, 1999, Energy East Corporation completed its merger with CMP Group, Inc. Energy East acquired all of the common stock of CMP Group for $29.50 per share in cash. The transaction had an equity market value of approximately $957 million, and will be accounted for using the purchase method. Central Maine Power Company, CMP Group's principal subsidiary, will continue to operate as a regulated electric utility, serving customers in central and southern Maine.

     On September 1, 2000, pursuant to the Agreement and Plan of Merger dated as of June 29, 1999, Energy East completed its merger with CTG Resources, Inc. As a result of the merger, approximately 45% of the common stock of CTG Resources became exchangeable for 1.7320 of Energy East common stock, and approximately 55% was convertible into $41.00 in cash per CTG Resources share, subject to the terms of the merger agreement. The transaction had an equity market value of approximately $350 million, and will be accounted for using the purchase method. Connecticut Natural Gas Corporation, CTG Resources' principal subsidiary, will continue to operate as a regulated natural gas utility, serving customers in Greenwich, Hartford and 21 other cities and towns in central Connecticut.

     On September 1, 2000, pursuant to the Agreement and Plan of Merger dated November 9, 1999, Energy East completed its merger with Berkshire Energy Resources. Energy East acquired all of the common shares of Berkshire Energy Resources for $38.00 per share in cash. The transaction had an equity market value of approximately $96 million, and will be accounted for using the purchase method. The Berkshire Gas Company, Berkshire Energy Resources' principal subsidiary, will continue to operate as a regulated natural gas utility, serving customers in 19 communities in the western portion of the Commonwealth of Massachusetts.

     Energy East's sources of funds for the consideration for the CMP Group, CTG Resources and Berkshire Energy Resources merger transactions include proceeds from the sale of generation assets, a $500 million bank facility by the Union Bank of Switzerland, and a drawing on its $300 million revolving credit agreement with Chase Manhattan Bank acting as administrative agent. The bank facility will be replaced by a long-term public offering of debentures by Energy East.

     With the completion of these transactions, Energy East becomes one of the largest energy providers in the Northeast, serving 2 million customers (1.4 million electricity and 600,000 natural gas), double that of a year ago. Its combined service area stretches across upstate New York and New England incorporating 32,000 square miles.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of business acquired

     The following audited financial statements of CMP Group, Inc. and Subsidiaries, together with the report of independent accountants, are incorporated by reference: consolidated balance sheet, consolidated statement of earnings and consolidated statement of cash flows, and the notes related thereto, included in CMP Group's Annual Report on Form 10-K for the year ended December 31, 1999. The following unaudited financial statements of CMP Group, Inc. and Subsidiaries are incorporated by reference: consolidated balance sheet, consolidated statement of earnings and consolidated statement of cash flows, and the notes related thereto, included in CMP Group's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

(b)  Pro forma financial information

Energy East Corporation
Combined Condensed Balance Sheet
Giving Effect to the CMP Group, CTG Resources
and Berkshire Energy Resources Mergers
At June 30, 2000
Actual and Pro Forma
(Unaudited)
	Energy East Actual	CMP Group Actual	CTG Resources Actual	Berkshire Energy Resources Actual	Merger Pro Forma Adjustments		Pro Forma Energy East
Assets				(thousands)
Current Assets Cash and cash equivalents Special deposits Temporary investments Accounts receivable, net Other Total Current Assets	$25,449 427 459,378 169,388 76,527 731,169	$226,491 - - 109,763 15,311 351,565	$34,507 - 2,467 39,608 22,891 99,473	$554 - - 6,294 6,981 13,829	($185,500) - (450,000) - - (635,500)	(4,9) (4)	$101,501 427 11,845 325,053 121,710 560,536
Utility Plant, at Original Cost Less accumulated depreciation Net utility plant in service Construction work in progress Total Utility Plant	4,582,976 2,232,112 2,350,864 36,511 2,387,375	1,356,051 561,039 795,012 33,092 828,104	541,005 204,229 336,776 4,301 341,077	133,083 43,343 89,740 568 90,308	- - - - -		6,613,115 3,040,723 3,572,392 74,472 3,646,864
Other Property and Investments, Net	148,462	58,637	11,221	-	161,378	(2)	379,698
Regulatory Assets Other Assets Goodwill	295,915 283,126 302,601	389,668 138,809 -	13,282 21,944 -	6,494 1,416 1,952	- 55,285 563,163	(5) (6,7)	705,359 500,580 867,716
Total Assets	$4,148,648	$1,766,783	$486,997	$113,999	$144,326		$6,660,753

The notes on pages 6 to 8 are an integral part of the pro forma combined condensed financial statements.

Energy East Corporation
Combined Condensed Balance Sheet
Giving Effect to the CMP Group, CTG Resources
and Berkshire Energy Resources Mergers
At June 30, 2000
Actual and Pro Forma
(Unaudited)
	Energy East Actual	CMP Group Actual	CTG Resources Actual	Berkshire Energy Resources Actual	Merger Pro Forma Adjustments		Pro Forma Energy East
Liabilities				(thousands)
Current Liabilities Current portion of long-term debt and sinking fund requirements Notes payable and interim financing Taxes accrued Other Total Current Liabilities	$7,355 167,426 54,471 272,349 501,601	$20,538 750 1,020 123,159 145,467	$3,287 - (2,903) 39,505 39,889	- $14,595 - 5,016 19,611	- $110,000 - 18,500 128,500	(7)	$31,180 292,771 52,588 458,529 835,068
Regulatory Liabilities Gain on sale of generation assets Other Total Regulatory Liabilities	- 125,123 125,123	244,312 62,333 306,645	- 86,604 86,604	- 10,260 10,260	- 32,806 32,806	(5)	244,312 317,126 561,438

Deferred Income Taxes and
  Unamortized Investment
  Tax credits
Other
Long-term debt
        Total Liabilities
Commitments
Preferred stock redeemable solely
  at the option of subsidiary
Preferred stock subject to mandatory
  redemption requirements

	240,875 381,736 1,304,157 2,553,492 - 10,159 -	68,870 438,123 186,057 1,145,162 - 35,528 910	2,376 - 216,530 345,399 - 850 -	1,001 5,624 40,000 76,496 - 310 -	88,644 - 500,000 749,950 - - -	(5) (9)	401,766 825,483 2,246,744 4,870,499 - 46,847 910

Common Stock Equity
  Common stock Energy East
   ($.01 par value, 300,000 shares
   authorized and 112,208 shares
   outstanding as of June 30, 2000)
  Common stock CMP Group
   ($5 par value, 80,000 shares
   authorized and 32,443 shares
   outstanding as of June 30, 2000)
  Common stock CTG Resources
   (No par value, 20,000 shares
   authorized and 8,620 shares
   outstanding as of June 30, 2000)
  Common stock Berkshire Energy
   Resources (No par value, 10,000
   shares authorized and 2,529
   shares outstanding as of
   June 30, 2000)
Capital in excess of par value
Retained earnings
Accumulated other
  comprehensive income
Unearned compensation - restricted
  stock awards
Treasury stock, at cost (1,500 shares
  at June 30, 2000)
        Total Common Stock Equity

	1,137 740,240 883,329 (712) - (38,997) 1,584,997	162,213 284,462 138,508 - - - 585,183	67,386 73,687 - (325) - 140,748	29,029 8,164 - - - 37,193	70 (162,213) (223,447) (220,359) - 325 - (605,624)	(10) (10)	1,207 - 897,670 883,329 (712) - (38,997) 1,742,497
Total Liabilities and Shareholders' Equity	$4,148,648	$1,766,783	$486,997	$113,999	$144,326		$6,660,753

The notes on pages 6 to 8 are an integral part of the pro forma combined condensed financial statements.

Energy East Corporation
Combined Condensed Statement of Income
Giving Effect to the Connecticut Energy, CMP Group,
CTG Resources and Berkshire Energy Resources Mergers
Twelve Months Ended December 31, 1999
Actual and Pro Forma
(Unaudited)
	Energy East Actual	Connecticut Energy Actual	CMP Group Actual	CTG Resources Actual	Berkshire Energy Resources Actual	Merger Pro Forma Adjustments		Pro Forma Energy East
		(in thousands, except per share amounts)
Operating Revenues Sales and services Operating Expenses Electricity purchased and fuel used in generation Natural gas purchased Other operating expenses Maintenance Depreciation and amortization Other taxes Gain on sale of generation assets Writeoff of Nine Mile Point 2 Total Operating Expenses	$2,278,608 905,367 186,722 312,129 85,849 648,587 194,783 (674,572) 72,532 1,731,397	$235,633 103,980 49,529 3,759 18,330 15,323 - - 190,921	$992,656 515,591 238,703 33,180 50,593 22,374 - - 860,441	$292,179 145,860 55,450 7,702 20,352 19,993 - - 249,357	$51,775 23,612 13,729 617 4,631 2,211 - - 44,800	- - - - - $21,136 - - - 21,136	(11)	$3,850,851 1,420,958 460,174 669,540 131,107 763,629 254,684 (674,572) 72,532 3,098,052

Operating Income
Other (Income) and Deductions
Merger Related Expenses
Interest Charges, Net
Preferred Stock Dividends
  of Subsidiary
Income Before Federal
  Income Taxes
Federal Income Taxes
Income Before
  Extraordinary Item
Extraordinary Loss on Early
  Extinguishment of Debt, Net
  of Income Tax Benefit
  of $9,458
Net Income

	547,211 (39,214) - 132,908 2,706 450,811 214,494 236,317 17,566 $218,751	44,712 2,874 3,736 13,354 - 24,748 8,370 16,378 - $16,378	132,215 (37,902) 4,385 53,471 3,315 108,946 54,092 54,854 - $54,854	42,822 (3,621) 3,698 15,578 61 27,106 13,292 13,814 - $13,814	6,975 (2,171) 438 4,313 15 4,380 1,816 2,564 - $2,564	(21,136) - - 47,700 - (68,836) (19,080) (49,756) - ($49,756)	(9) (8)	752,799 (80,034) 12,257 267,324 6,097 547,155 272,984 274,171 17,566 $256,605
Earnings per share, basic and diluted Average Common Shares Outstanding	$1.88 116,316					16,441	(3)	$1.93 132,757

The notes on pages 6 to 8 are an integral part of the pro forma combined condensed financial statements.

Energy East Corporation
Combined Condensed Statement of Income
Giving Effect to the CMP Group, CTG Resources
and Berkshire Energy Resources Mergers
Six Months Ended June 30, 2000
Actual and Pro Forma
(Unaudited)

	Energy East Actual	CMP Group Actual	CTG Resources Actual	Berkshire Energy Resources Actual	Merger Pro Forma Adjustments		Pro Forma Energy East
		(in thousands, except per share amounts)
Operating Revenues Sales and services Operating Expenses Electricity purchased and fuel used in generation Natural gas purchased Other operating expenses Maintenance Depreciation and amortization Other taxes Total Operating Expenses	$1,256,345 449,129 180,900 163,239 47,321 67,378 82,900 990,867	$471,081 256,887 121,553 18,067 19,394 9,941 425,842	$193,138 - 103,630 28,506 4,463 10,779 13,497 160,875	$36,607 - 17,401 8,781 379 2,688 1,392 30,641	- - - - - $7,040 - 7,040	(11)	$1,957,171 706,016 301,931 322,079 70,230 107,279 107,730 1,615,265
Operating Income Other (Income) and Deductions Merger Related Expenses Interest Charges, Net Preferred Stock Dividends of Subsidiary Income Before Federal Income Taxes Federal Income Taxes Net Income	265,478 (15,010) - 57,576 198 222,714 72,916 $149,798	45,239 (130,888) 325 27,055 1,118 147,629 91,425 $56,204	32,263 (1,710) 155 8,028 30 25,760 12,304 $13,456	5,966 (1,033) 269 2,297 8 4,425 1,648 $2,777	(7,040) - - 23,850 - (30,890) (9,540) ($21,350)	(9) (8)	341,906 (148,641) 749 118,806 1,354 369,638 168,753 $200,885
Earnings per share, basic and diluted Average Common Shares Outstanding	$1.32 113,087				7,000	(12)	$1.67 120,087

The notes on pages 6 to 8 are an integral part of the pro forma combined condensed financial statements.

Notes to Unaudited Pro Forma
Combined Condensed Financial Statements
Giving Effect to the Connecticut Energy, CMP Group,
CTG Resources and Berkshire Energy Resources Mergers

Note 1.  Unaudited Pro Forma Combined Condensed Financial Statements.

     The unaudited pro forma combined condensed financial statements as of and for the six months ended June 30, 2000, have been adjusted to give effect to the CMP Group, CTG Resources and Berkshire Energy Resources mergers. The unaudited pro forma combined condensed income statement as of December 31, 1999, has been adjusted to give effect to the Connecticut Energy merger, which was completed in February 2000, and the CMP Group, CTG Resources and Berkshire Energy Resources mergers. The unaudited pro forma combined condensed financial statements reflect preliminary purchase accounting adjustments in accordance with generally accepted accounting principles. Estimates relating to the fair value of some assets, liabilities and other events have been made as more fully described below. Actual adjustments will be made on the basis of actual assets, liabilities and other items as of the closing date of the mergers on the basis of appraisals and evaluations. Therefore, actual amounts may differ from those reflected below.

     The unaudited pro forma combined condensed balance sheet assumes that the mergers occurred on June 30, 2000. The unaudited pro forma combined condensed statement of income for the 12 months ended December 31, 1999, assumes that the mergers were completed on January 1, 1999, reflects the effect of the sales of Energy East's coal-fired generation assets and CMP Group's steam and hydro generation assets when they occurred in March and May 1999 and April 1999, respectively, has not been adjusted to reflect the effect of those transactions as of January 1, 1999, and does not give effect to the pending sale of Energy East's interest in nuclear generation assets. The unaudited pro forma combined condensed statement of income for the six months ended June 30, 2000, assumes that the mergers were completed on January 1, 2000, and does not give effect to the pending sale of Energy East's interest in nuclear generation assets.

     The pro forma combined condensed financial statements should be read in conjunction with the consolidated historical financial statements and the related notes of Energy East and CMP Group, which are incorporated by reference. The pro forma statements are for illustrative purposes only. They are not necessarily indicative of the financial position or operating results that would have occurred had the sales and the mergers been completed on January 1, 1999, January 1, 2000, or June 30, 2000, as assumed above; nor is the information necessarily indicative of future financial position or operating results.

Note 2.  Accounting Method.

     The CMP Group, CTG Resources and Berkshire Energy Resources mergers will be accounted for as an acquisition of CMP Group, CTG Resources and Berkshire Energy Resources by Energy East under the purchase method in accordance with generally accepted accounting principles. The amount of goodwill recorded will reflect the excess of the purchase prices over the estimated net fair value of assets and liabilities of CMP Group's, CTG Resources' and Berkshire Energy Resources' utility and nonutility businesses at the time of closing, plus Energy East's estimated transaction costs related to the mergers. The assets and liabilities of CMP Group's, CTG Resources' and Berkshire Energy Resources unregulated subsidiaries will be revalued to fair value, including an allocation of goodwill to the subsidiaries, if appropriate. The remaining goodwill will be allocated to Central Maine Power, Connecticut Natural Gas, and Berkshire Gas Company and will be recorded as an acquisition adjustment.

Note 3.  Earnings Per Share and Average Shares Outstanding.

     The pro forma earnings per share and number of average shares outstanding for the 12 months ended December 31, 1999, have been restated to reflect Energy East's two-for-one common stock split, effective April 1, 1999, the number of shares, 9.4 million, that were issued to Connecticut Energy shareholders upon completion of that merger in February 2000 and the average number of shares that would have been outstanding if the CTG Resources merger occurred at the beginning of the period presented assuming a conversion of approximately 45% CTG Resources shares into 1.7320 Energy East shares per CTG Resources share.

     The pro forma earnings per share and number of average shares outstanding for the six months ended June 30, 2000, have been restated to reflect the average number of shares that would have been outstanding if the CTG Resources merger occurred at the beginning of the period presented assuming a conversion of approximately 45% CTG Resources shares into 1.7320 Energy East shares per CTG Resources share.

     The following table presents the range of shares that could be issued based on various potential conversion ratios under the CTG Resources merger agreement:

Conversion ratio	1.36	1.57	1.73
Number of shares (thousands)	5,296	6,107	7,000

Note 4.  Cash Consideration.

     This amount reflects the cash consideration paid to CMP Group's shareholders based on a purchase price per share of $29.50 for all of the CMP Group shares outstanding, the cash consideration paid to CTG Resources shareholders based on a purchase price per share of $41.00 for approximately 55% of the CTG Resources shares outstanding and the cash consideration paid to Berkshire Energy shareholders based on a purchase price per share of $38.00 for all of the Berkshire Energy Resources shares outstanding.

Note 5.  Other Asset and Related Regulatory Liability.

     This amount reflects the recognition of an other asset and related regulatory liability for the estimated difference between CMP Group's, CTG Resources' and Berkshire Energy Resources' net pension and other postretirement benefit obligations and the previously recognized asset or liability.

Note 6.  Goodwill.

     This amount reflects the recognition of an amount of goodwill that is equal to the combined excess of the estimated purchase price over the estimated net fair value of the assets and liabilities acquired, plus estimated transaction costs related to the mergers, as presented in the following table:

Estimated -	CMP Group	CTG Resources	Berkshire Energy Resources
Purchase price Net fair value of assets and liabilities acquired Transaction costs	$957 million $680.4 million $11 million	$350 million $140.7 million $6.5 million	$96 million $37.2 million $1 million

Note 7.  Merger-Related Costs.

     Energy East, CMP Group, CTG Resources and Berkshire Energy Resources will incur direct expenses related to the merger, including financial advisory, legal and accounting fees. The pro forma adjustments include an estimate for Energy East's merger-related costs of $11 million for the CMP Group merger, $6.5 million for the CTG Resources merger, and $1 million for the Berkshire Energy Resources merger, which are included in goodwill. CMP Group, CTG Resources and Berkshire Energy Resources expect to incur approximately $7.5 million, $5.5 million and $2 million, of merger-related costs, respectively, which they will expense as incurred. The actual amount of merger-related costs may differ from the amounts reflected in the unaudited pro forma combined condensed financial statements.

Note 8.  Income Taxes.

     Income taxes on the pro forma combined condensed income statement have been based on the statutory rate and adjusted for goodwill, which is not tax deductible.

Note 9.  Notes Payable.

     This amount reflects the issuance of $500 million principal amount of notes payable with an assumed interest rate of 8%, the proceeds of which will be used to fund the consideration paid. A one-eighth of 1% change in the interest rate will increase or decrease interest expense $.6 million.

Note 10.  Common Stock.

     This amount reflects the Energy East shares to be issued to CTG Resources shareholders in exchange for approximately 45% of their CTG Resources shares, assuming a conversion ratio of 1.7320 Energy East shares per CTG Resources share, and the purchase of approximately 55% of their CTG Resources shares for cash.

Note 11.  Amortization of Goodwill.

     This amount represents the amortization of goodwill, for financial accounting purposes, over a 40-year period. The goodwill is not amortizable for tax purposes.

Note 12.  Energy East Shares Issued.

     This reflects the number of Energy East shares to be issued on the merger with CTG Resources assuming a conversion of approximately 45% of the CTG Resources shares into 1.7320 Energy East shares per CTG Resources share.

(c)  Exhibits

1-1

Agreement and Plan of Merger between Energy East and CMP Group (filed as Appendix A to CMP Group's definitive Proxy Statement dated August 30, 1999, filed with the Securities and Exchange Commission on September 1, 1999, and incorporated herein by reference).

Forward-looking Statements

This Form 8-K contains certain forward-looking statements that are based on management's current expectations and information that is currently available. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements in certain circumstances. Whenever used in this report, the words "estimate," "expect," "believe," "anticipate," or similar expressions are intended to identify such forward-looking statements.

In addition to the assumptions and other factors referred to specifically in connection with such statements, factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, among others, the deregulation and unbundling of energy services; the company's ability to compete in the rapidly changing and increasingly competitive electricity and natural gas utility markets; its ability to control non-utility generator and other costs; changes in fuel supply or cost and the success of its strategies to satisfy its power requirements now that all of its coal-fired generation assets have been sold; its ability to expand its products and services, including its energy infrastructure in the Northeast; its ability to integrate the operations of CNE, CMP Group, CTG Resources and Berkshire Energy with its operations; market risk; the ability to obtain adequate and timely rate relief; nuclear or environmental incidents; legal or administrative proceedings; changes in the cost or availability of capital; growth in the areas in which it is doing business; weather variations affecting customer energy usage; and other considerations that may be disclosed from time to time in its publicly disseminated documents and filings. The company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY EAST CORPORATION (Registrant)

By /s/ Kenneth M. Jasinski
Kenneth M. Jasinski Executive Vice President, General Counsel & Secretary

Date:  September 1, 2000